NEWBUILDINGS	12 Months Ended
Dec. 31, 2013
NEWBUILDINGS [Abstract]
NEWBUILDINGS

17.	NEWBUILDINGS

(in thousands of $)	2013	2012
Purchase price installments	718,851	418,062
Interest costs capitalized	30,825	13,897
Other costs capitalized	17,849	3,900
	767,525	435,859

As at December 31, 2013, we have commitments for newbuilding contracts to construct eight LNG carriers and three FSRUs at a total contract cost of $2.4 billion of which $1.6 billion remains outstanding. See note 34 for the expected timing of the remaining installments to be paid.

Other capitalized costs include site supervision and other miscellaneous construction costs.

We took delivery of two newbuilds in October 2013. Upon delivery of both vessels, their total cost of $404.5 million was transferred to vessels and equipment (note 18).